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                                                                   EXHIBIT 10(Y)

                                MEDCROSS, INC.

                                    240,000
                         SHARES OF CLASS C CONVERTIBLE
                     CUMULATIVE REDEEMABLE PREFERRED STOCK


                            SALES AGENCY AGREEMENT


                                 July 1, 1996


Commonwealth Associates
722 Third Avenue
New York, New York 10017

Dear Sirs:

          Medcross, Inc., a Florida corporation (the "Company"), proposes to offer for sale in a private offering (the "Offering") pursuant to Regulation D under the Securities Act of l933, as amended (the "Act"), up to 240,000 shares of the Company's Class C Convertible Cumulative Redeemable Preferred Stock, $10.00 par value per share (the "Class C Preferred Stock" or the "Shares"). The Class C Preferred Stock is convertible into shares of the Company's Common Stock (the "Conversion Shares"), at any time after three months from the first closing of the Offering (the "First Closing"), at the option of the holder, into such number of shares of the Company's Common Stock as shall equal $60 divided by the lower of (i) $2.50 or (ii) the closing bid price for any five consecutive trading days during the period commencing on the final closing of the Offering (the "Final Closing") and ending eighteen months thereafter; provided however, that in no event shall the conversion price be adjusted below $1.25 on account of this adjustment (the "Conversion Price"). The Conversion Price is also subject to further adjustment under certain circumstances to prevent dilution. Unless previously redeemed, the Shares are automatically converted into the Conversion Shares on the fifth anniversary of the Final Closing at a Conversion Price equal to the lower of the then current Conversion Price or 50% of the average closing bid price of the Company's Common Stock for the 10 trading days immediately preceding the fifth anniversary of the Final Closing. Dividends on the Shares are payable in shares of the Company's Common Stock (the "Dividend Shares") or cash. The terms of the Shares and the Offering are more fully described in the documents referred to below. This is to confirm our agreement concerning your acting as our exclusive placement agent (the "Placement Agent") in connection with such sale of the Shares.
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     The Company has prepared and delivered to the Placement  Agent copies of a confidential private offering memorandum, dated August 6, 1996 as same shall be amended from timt to time (the "Memorandum"), relating to, among other things, the Company, the Shares, and the terms of the offering of the Shares. Such confidential private offering memorandum, including all exhibits and appendices thereto and memorandum delivered therewith, is referred to herein as the "Documents" unless such confidential private offering memorandum or any such exhibits, appendices, or documents shall be supplemented or amended in accordance with this Agreement, in which event the term "Documents" shall refer to such confidential private offering memorandum and such exhibits, appendices, and documents as so supplemented or amended from and after the time of delivery to the Placement Agent of such supplement or amendment.

     Unless the context otherwise requires, all references to the "Company" shall include all subsidiaries (the "Subsidiaries").

     l.   Appointment of Placement Agent.

          (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints you as its Placement Agent and grants to you the exclusive right to offer, as its agent, the Shares pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your best efforts to secure subscriptions to purchase up to 240,000 Shares pursuant to the terms of this Agreement. The exclusive agency granted the Placement Agent hereunder shall extend to any other equity or debt financing which the Company may consider during term hereof and the Company agrees to refer all proposals for any such financing to the Placement Agent. The Company expressly acknowledges and agrees that the Placement Agent's obligations hereunder are not on a firm commitment basis and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Shares and does not ensure the successful placement of the Shares or any portion thereof. Further, the Placement Agent's obligation to use its best efforts to assist the Company in the Offering is subject to the completion of a due diligence review of the Company, the industry and the market for such securities generally.

          (b) Notwithstanding the exclusivity granted hereunder, this agreement shall not prohibit, nor shall the Placement Agent be entitled to any compensation on account of, any transaction effected pursuant to the Company's current agreement with Mark Rice prior to the first closing of the sale of Shares in the Offering. The agency created hereby is not terminable by the Company except upon termination of the offering of the Shares contemplated hereby in accordance with the terms of this Agreement.

     2.   Terms of the Offering.

          (a) The Offering shall consist of up to 240,000 Shares of the Company at a purchase price equal to $60.00 per Share. The Offering is being made on a "best efforts - all

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or none" basis as to 133,333 Shares (the "Minimum Offering") and on a "best efforts" basis as to an additional 106,667 Shares (the "Maximum Offering"). Unless the Minimum Offering is sold, no Shares will be sold and all subscriptions will be returned to subscribers without interest or deductions.

          (b) The Offering shall commence on or about July 31, 1996, and shall expire at 5:00 p.m., New York time, on August 31, 1996 and may be extended for an additional 60 days upon mutual consent of the Company and the Placement Agent. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

          (c) The Offering shall be conducted in accordance with Regulation D under the Act ("Regulation D"). In connection therewith, the Placement Agent hereby agrees:

               (i) Not to solicit any offer to buy from or offer to sell to any person any Shares unless the Placement Agent shall reasonably believe that
(A) such person, and each other person for whom such person is acting, is an "accredited investor" within the meaning of Regulation D, and (B) such person otherwise meets the suitability requirements for investing in the Shares set forth in the Documents (each person meeting the requirements of this Section 2(c)(i) being hereinafter referred to as a "Prospective Investor").

               (ii) Not to solicit any offer to buy from or offer to sell to any Prospective Investor any Shares unless the Placement Agent shall reasonably believe that any purchase of Shares by such Prospective Investor shall be for such person's own account or for the account of another person for whom such person is acting, for investment and not with a view to any public resale or distribution thereof.

               (iii) Not to solicit any offer to buy or offer to sell Shares by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio in any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

               (iv) Not to solicit any offer to buy from or any offer to sell to any Prospective Investor any Shares unless the Placement Agent has sent to such Prospective Investor a copy of the Documents.

               (v) Not to solicit any offer to buy or make any offer to sell any Shares to any person, or in any jurisdiction, unless the Blue Sky Survey furnished by counsel to the Company, as amended from time to time, indicates such solicitation or offer is lawful.

          (d) Each Prospective Investor who desires to purchase Shares shall be required to deliver to the Placement Agent one copy of a purchase agreement in the form annexed to the Documents (a "Purchase Agreement"), one copy of an investor questionnaire (the "Questionnaire"), and good funds or written authorization in the amount necessary to

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

purchase the number of Shares such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Purchase Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for Shares.

          (e) The Company and the Placement Agent have established a Special Account with Citibank, N.A. (the "Special Account"). The Placement Agent shall promptly deliver each check received from a Prospective Investor to the Bank for deposit in the Special Account and shall deliver the executed copies of the Purchase Agreement received from such Prospective Investor to the Company. The Company shall notify the Placement Agent promptly of the acceptance or rejection or any subscription.

          (f) If subscriptions to purchase at least the Minimum Offering are not received from Prospective Investors prior to the expiration of the Offering Period and accepted by the Company, the Offering shall be cancelled, all funds received by the Placement Agent shall be refunded in full without interest and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Section l0 hereof.

          (g) You may engage other persons selected by you to assist you in the Offering (each such person being hereinafter referred to as a "Selling Group Member") and you may allow such persons such part of the compensation and payment of expenses payable to you hereunder as you shall determine. Each Selling Group Member shall be required to agree in writing to comply with the provisions of this Section 2. The Company hereby agrees to make such representations and warranties to, and covenants and agreements with, any Selling Group Member (including an agreement to indemnify such Selling Group Member substantially similar to Section l0(a) hereof) as you or such Selling Group Member may reasonably request.

     3.   Closing.

          (a) Subject to the conditions set forth in Section 7 hereof, if subscriptions for the Minimum Offering have been received in escrow prior to the expiration of the Offering Period and accepted by the Company, a closing under this Agreement (the "Initial Closing") shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable (but not later than five (5) business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for the Minimum Offering have been accepted or at such other place, time, or date as the Company and you shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the "Initial Closing Date."

          (b) At any time prior to the expiration of the Offering Period following the Initial Closing and after receipt in escrow and acceptance by the Company of subscriptions for the sale of additional Shares in increments of $250,000 ("Interim Closing Amount") up to the Maximum Offering, one or more closings (each an "Interim Closing") shall take place in the

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manner herein set forth with respect to the Initial Closing. In the event that the Offering Period expires prior to receipt in escrow and acceptance by the Company of an Interim Closing Amount, a final closing shall be held at such time regardless of the amount then held in escrow. The final Interim Closing to be held in accordance herewith shall be deemed the "Final Closing" and the date thereof shall be the "Final Closing Date". References herein to a "Closing" shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

     4.   Compensation.

          (a) If subscriptions for the Minimum Offering are received in escrow prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled, on each Closing Date, as compensation for your services as Placement Agent under this Agreement, to selling Commissions equal to 7% of the gross proceeds received by the Company from the sale of the Shares effected at each Closing and 3% of the gross proceeds from the sale of the Shares effected at each Closing in payment for a non-accountable expense allowance; provided, however, that no selling commissions or non-accountable expenses shall be payable with respect to the sale of Shares to Messrs. Cook and Wong and T6-G Limited Partnership. Such amounts may be deducted by you out of the funds received from the sale of the Shares and deposited in the Escrow Account, on each Closing Date.

          (b) In addition to the compensation payable to the Placement Agent set forth in clause (a) above, the Company shall sell to the Placement Agent (or its designated affiliates) on the Initial Closing, and concurrent with, and as a condition precedent to, the closing of the Offering, 250,000 common stock purchase warrants at a price of $.001 per warrant. Such warrants will expire five years after the Offering is consummated and will be exercisable at $2.50 per share commencing March 1, 1997. The warrants may be exercised as to all or a lesser number of shares (the "Warrant Shares")and will contain provisions for registration for public resale of the underlying shares at the Company's expense, cashless exercise and adjustment in the number of such shares and the exercise price to prevent dilution.

     5.   Representations and Warranties of the Company and the Placement Agent.

          (a) The Company represents and warrants to, and agrees with, the Placement Agent that:

               (i) The Documents contain, and at all times during the period from the date hereof to and including the later of the Closing Date, the expiration of the Offering Period, and the Additional Closing Date (if any), will contain, all information required to be contained therein, if any, pursuant to Rule 502 of Regulation D and the applicable securities and "blue sky" laws, and does not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each material contract, agreement, instrument, lease,

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license, or other document required to be described in the Documents has been accurately described herein.

               (ii) No document provided by the Company to Prospective Investors pursuant to Section 6(f) hereof, and no oral information provided by the Company to Prospective Investors, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) The Company is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, with full power and authority, and all material and necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business in the manner described in the Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to so qualify will not materially affect the Company's business, properties or financial condition.

               (iv) The Company has, as of the date hereof, an authorized and outstanding capitalization as set forth in the Documents. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as may be properly described in the Documents. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of capital stock of the Company, except as may be properly described in the Documents.

               (v) The audited financial statements of the Company included in the Documents fairly present the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. No other financial statements are required to be included in the Documents. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Documents, except as may be properly described in the Documents as having occurred or as may occur.

               (vi) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to the Company) with respect to the Company, or any of its operations, businesses, properties, or assets, except as may be properly described in the Documents or such

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as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, to the best of its knowledge, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Documents or such as in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.

               (vii) The Company has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Documents indicates are owned by it, free and clear of all liens, charges, pledges, mortgages, security interests, and encumbrances, except as may be properly described in the Documents or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company.

               (viii) The Company is not, to the best knowledge of the Company, in violation or breach of, or in default with respect to complying with any material provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect and is the legal, valid, and binding obligation of the parties thereto enforceable as to them in accordance with its terms. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. The Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws.

               (ix) There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being herein called "Intangibles") necessary to the business of the Company as presently conducted or as the Documents indicates it contemplates conducting, except as may be so designated in the Documents. To the best of its knowledge, the Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted Intangibles of others.

               (x) The Company has all requisite power and authority to execute, deliver, and perform this Agreement and the Investment Banking Agreement, and to consummate the transactions contemplated hereby and thereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Investment Banking Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Investment Banking Agreement have been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement and

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the Investment Banking Agreement, and the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D and such consents, authorizations, approvals, registrations, and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Shares pursuant to this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject which has not been obtained is required for the execution, delivery, or performance of this Agreement, the Shares and the consummation of the transactions contemplated hereby and thereby, will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject. The Shares and the Warrants to be issued and sold by the Company hereunder, and Conversion Shares when issued in accordance with the terms of the Shares, and the Warrant Shares issuable upon exercise of the Warrants and payment therefor, are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Documents; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Shares, Conversion Shares and Warrants, and the Warrant Shares has been duly and validly taken; and the certificates representing the Shares, Conversion Shares, the Warrants, and the Warrant Shares will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Shares and Warrants, to be sold by the Company hereunder, the Placement Agent, the investors, and/or their designees, will acquire good and marketable title to such Shares and Warrants free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

               (xi) The Shares, Dividend Shares, Conversion Shares and Warrant Shares conform to all statements relating thereto contained in the Documents. The Shares, when issued and delivered to the Placement Agent pursuant to the terms of this Agreement, the Dividend Shares and Conversion Shares, when issued and delivered pursuant to the terms of the Shares, and the Warrant Shares when issued and delivered pursuant to the terms of the Warrants, shall be validly authorized, validly issued, fully paid and nonassessable, without any liability attaching the ownership thereof, and shall not have been issued in violation of any preemptive rights of stockholders.

               (xii) Subsequent to the dates as of which information is given in the Documents, and except as may otherwise be properly described in the Documents, the Company has not (A) issued any securities or incurred any liability or obligation, primary or contingent,

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for borrowed money, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend on its capital stock.

               (xiii) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Shares as an exempt transaction under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Shares may be offered or sold.

          (b) The Placement Agent represents and warrants to, and agrees with, the Company that:

               (i) It is (1) a broker-dealer registered with the Commission pursuant to the Exchange Act of 1934, as amended and no proceeding has been initiated to revoke such registration; (2) a member in good standing of the National Association of Securities Dealers; and (iii) a broker-dealer registered with the securities authorities of each jurisdiction in which it will make offers and sales of the Shares, and all such offers and sales shall only be made by individuals as required by all applicable federal and state securities laws;

               (ii) The Selling Agent shall not offer or sell the Shares in any state or states without the approval of the Company and completion by the Company of all, or any, Blue Sky filings for such states and shall not offer or sell the Shares in any state or states in which it is not qualified or registered as a broker-dealer or authorized to engage in the brokerage business;

               (iii) The offer, offer for sale and sale of the Shares by Selling Agent will be made upon the terms and conditions set forth in the Documents;

               (iv) The Selling Agent has not taken and will not take any action in conflict with Regulation D under the 1933 Act or applicable state securities or blue sky laws, or which would make the exemption provided by Rule 506 under the 1933 Act or the exemption, qualification or registration pursuant to applicable state securities or Blue Sky laws unavailable with respect to the offer for sale and sale of the Shares. The Selling Agent and its officers, directors, and/or partners, are not subject to any disqualification, including but not limited to, any judgment, decree, order or decision issued by the SEC, the Commodity Futures Trading Commission, any state securities regulatory authority, any court of competent jurisdiction, the United States Postal Service, any self-regulatory organization or any other state or federal regulatory authority, that would make Rule 506 exemption or any state private offering exemption unavailable.

               (v) The Selling Agent will not offer or sell and has not offered or sold the Shares except in compliance with the requirements of Regulation D of the 1933 Act and of any applicable state statute or regulation, and in connection therewith will not offer or sell and has not offered or sold the Shares by means of any form of general solicitation or general advertising.

     6.   Covenants of the Company.

          The Company covenants that it will:

          (a) Notify you immediately, and confirm such notice in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date and the expiration of the Offering Period, as a result of which the Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Shares, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension, and if any such modification, rescission, withdrawal, or suspension of the qualification is issued, and you so request, to use its best efforts to obtain the lifting thereof as promptly as possible.

          (b) Not to make any supplement or amendment to the Documents unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable securities and "blue sky" laws and unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the later of the Closing Date and the expiration of the Offering Period, any event shall have occurred as a result of which the Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Documents to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

          (c) Deliver without charge to the Placement Agent such number of copies of the Documents and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

          (d) Not, directly or indirectly, solicit any offer to buy from, or offer to sell to any person any Shares, except through the Placement Agent or with the Placement Agent's express knowledge and consent.

          (e) Use its best efforts to qualify or register the Shares for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided, however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Shares in any jurisdiction or in any manner in which such sale may not be lawfully made.

          (f) At all times during the period commencing on the date hereof and ending on the later of the Closing Date and the expiration of the Offering Period, provide to each Prospective Investor or his purchaser representative, if any, on request, such information (in addition to that contained in the Documents) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possess the same or can acquire it without reasonable effort or expense, as such Prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be.

          (g) Provide to each Prospective Investor any information required to be delivered by Rule 502(b)(2)(iii) of Regulation D.

          (h) Disclose to each Prospective Investor, in writing, any material relationship between such Prospective Investor's purchaser representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during the previous two years and any compensation received or to be received or to be received as a result of such relationship.

          (i) Before accepting any subscription to purchase Shares from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and will believe (after making reasonable inquiry) that (A) such Prospective Investor meets the suitability requirements for investing in the Shares set forth in the Documents, and (B) such Prospective Investor is an accredited investor.

          (j) Notify you promptly of the acceptance or rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of Shares to, any Prospective Investors who are not accredited investors, or
(ii) unreasonably  reject any subscription for Shares.

          (k) File five copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than l5 days after the first sale of the Shares. The Company shall file promptly such amendments to such Notice on Form D , or any additional Notice on Form D,as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you with copies of all such filings.

          (l) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Shares as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering maybe made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the offering and sale of the Shares as exempt transactions under Regulation D.

          (m) Apply the net proceeds from the sale of the Shares as set forth in the Documents.

          (n) Not, during the period commencing on the date hereof and ending on the later of the Closing Date or the expiration of the Offering Period, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without your prior written consent.

          (o) Not, for a period of three years from the date hereof, solicit any offer to buy from or offer to sell to any person introduced to the Company by you in connection with the Offering, directly or indirectly, any securities of the Company, except as contemplated by the Shares, or of any other entity, or all or substantially all of the assets of the Company, a division of the Company, or any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent, except as otherwise required by law. In the event that the Company or any of its officers, directors, or affiliates, directly or indirectly, solicits offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any such other securities broker or dealer or selling agent, the Company shall pay to the Placement Agent an amount equal to l0% of the aggregate purchase price of the securities so purchased by such person.

          (p) The Company agrees that subject to completion of the Minimum Offering, the Placement Agent shall have an irrevocable preferential right for a period of five years from the date the Offering is completed to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company, any securities of the Company or any such subsidiary or successor which the Company, any such subsidiary or successor may seek to sell through an underwriter, placement agent or broker-dealer whether pursuant to registration under the Act or otherwise. The Company, any such subsidiary or successor will consult the Placement Agent with regard to any such offering and will offer the Placement Agent the opportunity to purchase or sell any such securities on terms not more favorable to the Company, any such subsidiary or successor than it or they can secure elsewhere. If the Placement Agent fails to accept such offer within 20 business days after the mailing of a notice containing such offer by registered mail addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. In addition, the Company agrees that subject to completion of the Offering, the Company shall not issue any securities for a period of 12 months from the Final Closing without the Placement Agent's approval, which shall not be unreasonably withheld, except for options granted under the Company's existing or contemplated stock option plans, and also excluding shares issuable upon the conversion or exercise of outstanding derivative securities.

          (q) The Company will nominate and use its best efforts to cause to be elected a designee of the Placement Agent to the Company's Board of Directors effective from the Final Closing and for a period of five years from the Final Closing Date. Such designee shall also be entitled to be a member of the Audit and Executive committees of the Company for a period of five years from the Closing Date. The Company also agrees that the Placement Agent shall have the right to designate a non-voting advisor to the Board of Directors.

     7.   Payment of Expenses.

          (a) The Company hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with (a) the preparation, printing, filing, distribution, and mailing of the Documents, the Purchase Agreement, the Questionnaire, and all other documents relating to the offering, purchase, sale, and delivery of the Shares, and any supplements or amendments thereto, including the cost of all copies thereof, (b) the preparation and reproduction of this Agreement (c) the issuance, sale, transfer, and delivery of the Shares, including any transfer or other taxes payable thereon and the fees of any Transfer Agent or Registrar, (d) the registration or qualification of the Shares or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental, and final "Blue Sky Surveys" relating to the offer and sale of the Shares; and (e) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel, if an escrow account is established in place of, or in addition to, the Special Account.

          (b) If subscriptions to purchase at least 133,333 Shares are not received prior to the expiration of the Offering Period, or if this Agreement is terminated by the Placement Agent pursuant to Section 8 hereof prior to the issuance, sale, and delivery of any Shares, the Company shall reimburse the Placement Agent for its reasonable out-of-pocket expenses in serving as Placement Agent under this Agreement (including, without limitation, the reasonable fees and expenses of its counsel) up to a maximum of $150,000. Amounts, if any, previously paid by the Company to the Placement Agent in respect of such expenses shall be credited toward this obligation.

     8. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date to the performance by the Company of its obligations hereunder, and to the following conditions:

          (a) At the Closing, the Placement Agent shall have received the favorable opinion of DeMartino Finkelstein Rosen & Virga, counsel for the Company, dated the date of delivery, addressed to the Placement Agent, and in form and scope satisfactory to counsel for the Placement Agent, to the effect that:

               (i) the Company is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, with full power and authority and, to the knowledge of such counsel, all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and all declarations and filings with, all federal, state, local, foreign, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Company);

               (ii) To the best of our knowledge, the Company has, an authorized and outstanding capitalization as set forth in the Memorandum as of the date indicated therein, and the shares of Common Stock have not been issued and are not owned or held in violation of any preemptive right of stockholders. To the best knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as may be properly described in the Documents. To the best knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be properly described in the Documents.

               (iii) To the best knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any of its operations, businesses, properties, or assets except as may be properly described in the Documents or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. To the best knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the

Documents or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company;

               (iv) To the best knowledge of such counsel, the Company is not in violation or breach of, or in default with respect to, complying with any provision of any contract, agreement, instrument, lease or license which is material to the business of the Company, except as may be described in the Documents;

               (v) To the best knowledge of such counsel, the Company is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation or by-laws;

               (vi) The Company has all requisite power and authority to execute, deliver, and perform each of this Agreement, the Warrants, the Investment Banking Agreement and to consummate the transactions contemplated hereby and thereby. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement, the Warrants and the Investment Banking Agreement, and the consummation of the transactions contemplated hereby and thereby. This Agreement, the Warrants and the Investment Banking Agreement have been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the Warrants, the Investment Banking Agreement and the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D and such consents, authorizations, approvals, registrations, and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Shares pursuant to this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel to which the Company is a party, or to which any of its properties or assets are subject, which has not been obtained, is required for the execution, delivery, or performance of this Agreement, the Warrants, the Investment Banking Agreement and the consummation of the transactions contemplated hereby and thereby, will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease or license known to such counsel, except as disclosed in the Documents; and the certificates representing the Shares, Conversion Shares and the Warrant Shares will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Shares and Warrants, to be sold by the Company hereunder, the Placement Agent, the investors, and/or their designees, will acquire good and marketable title to such Shares and Warrants free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

               (vii) The Shares, Conversion Shares and Warrant Shares conform to all statements relating thereto contained in the Documents. The Shares, when issued and delivered to the Placement Agent pursuant to the terms of this Agreement and Conversion Shares, when issued and delivered pursuant to the terms of the Shares, and the Warrant Shares when issued and delivered pursuant to the terms of the Warrants, shall be validly authorized, validly issued, fully paid and nonassessable, without any liability attaching to the ownership thereof, and shall not have been issued in violation of any preemptive rights of stockholders.

               (viii) The Documents (except that no opinion need be expressed as to the financial statements, related schedules, or other financial data contained therein) complies as to form in all material respects with requirements of the Act and the regulations thereunder. To the best knowledge of such counsel, any contract, agreement, instrument, lease, license, or document required to be described in the Documents has been accurately described therein;

               (ix) To the best knowledge of such counsel, no modification, rescission, suspension, or withdrawal of registration or qualification of the Shares, or of an exemption from such registration or qualification, has been issued and no proceedings for that purpose have been instituted or threatened;

               (x) Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Documents (except to the extent expressly stated above), we advise that (relying as to materiality to a large extent on officers and other representatives of the Company), no facts have come to our attention that lead us to believe that the Documents (except for the financial statements (including the notes thereto and the auditors' reports thereon), schedules (including the auditors' reports thereon) and other financial or statistical data included or incorporated by reference therein, as to which we express no opinion), contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and (b) the Documents (except for the financial statements (including the notes thereto and the auditors' reports thereon), schedules (including the auditors' reports thereon) and other financial or statistical data included or incorporated by reference therein, as to which we express no opinion) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (xi) Assuming that the Placement Agent has complied with the manner of sale requirements or Regulation D and has confined its selling activities to those states referenced in the Blue Sky surveys provided to the Company by Blue Sky counsel and has complied with the material terms of the Sales Agency Agreement, the offer and sale of the Shares and Warrants in the manner contemplated by the Documents, this Agreement, and the Purchase Agreement
(i) are exempt transactions under the Act, and (ii) will not be integrated with any offering of securities made prior to the Offering or any such offering proposed to be made of which such counsel has knowledge in a manner that would render unavailable any exemption from the registration provisions of the Act.

                    In rendering such opinion, counsel for the Company may rely
(A) as to matters involving the application of laws other than the laws of the United States and the corporate law of the State of Florida, to the extent counsel for the Company deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Placement Agent) of other counsel, acceptable to counsel for the Placement Agent, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Company and that reliance thereon by counsel for the Company and the Placement Agent is reasonable; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent.

          (b) On or prior to the Closing Date the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in Section 8(a), and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

          (c) At the Closing the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the Closing Date to the effect that, as of the date of this Agreement and as of the Closing Date the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

          (d) All proceedings taken in connection with the issuance, sale, and delivery of the Shares shall be satisfactory in form and substance to you and your counsel.

          (e)  There shall not have occurred, at any time prior to the Closing
(A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt; the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; (C) any outbreak of major hostilities or other national or international calamity; (D) any banking moratorium declared by a state or federal authority; (E) any moratorium declared in foreign exchange trading by major international banks or other persons; (F) any material interruption in the mail service or other means of communication within the United States; (G) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (H) any change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Shares.

          (f) On or before the Closing Date, the Company shall have executed and delivered to the Placement Agent, and shall have entered into a separate agreement (the "Investment Banking Agreement") with the Placement Agent, pursuant to which (i) the Company shall employ the Placement Agent as its Investment Banker and Financial Consultant for an additional period of 12 months; (ii) pay the Placement Agent a fee of $200,000 plus 2% of the amount of gross proceeds raised in the Offering in excess of $10,000,000 for such 12 month period which shall be payable in full in advance at the First Closing, except no fee shall be paid with respect to the sale of Shares to Messrs. Cook and Wong and T6-G Limited Partnership; and (iii) pay the Placement Agent a fee of five (5%) percent of the first $5,000,000 and two and one-half (2-1/2%) percent of the amount over $5,000,000 of the consideration paid or received by the Company (or by any subsidiary or affiliated entity of the Company) in any transaction (including mergers, acquisitions, joint ventures and other business transactions) consummated by the Company or any subsidiary or affiliated entity of the Company, which were introduced to the Company by the Placement Agent. As additional compensation under the Investment Banking Agreement, the Company shall sell to the Placement Agent (or its designated affiliates) upon the execution of the Investment Banking Agreement, 500,000 common stock purchase warrants at a price of $.001 per warrant. Such warrants will expire five years after the Offering is consummated and will be exercisable at $2.50 per share commencing March 1, 1997. The warrants may be exercised as to all or a lesser number of shares (the "Warrant Shares") and will contain provisions for registration of the resale of the underlying shares at the Company's expense, cashless exercise and for adjustment in the number of such shares and the exercise price to prevent dilution.

          (h) On or before the Initial Closing Date, the Company shall provide the Placement Agent with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of 12 months from the Final Closing Date, each of the Company's directors, officers and all shareholders owning restrictive securities prior to the Offering, other than those as to which the Placement Agent has agreed to waive this requirement in writing, agrees that it or he or she will not directly or indirectly, issue, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without written consent of the Placement Agent (collectively, the "Lock-up Agreements"). On or before the Initial Closing Date, the Company shall deliver instruments to the transfer agent, if any, authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

          (g) On or before the Initial Closing Date, the Company shall provide the Placement Agent with true copies of duly executed, legally binding and enforceable agreements pursuant to which certain holders of options, warrants and convertible securities sufficient to allow for the closing of the Offering and the conversion of the Shares at a conversion price not lower than $2.06, agree not to exercise such securities unless and until the Company has effected an increase in its authorized Common Stock to 50,000,000 shares.

                    Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section ll hereof.

     9.   Conditions of Company's Obligations.

          The obligations of the Company pursuant to this Agreement shall be subject, in its discretion, to the performance by the Placement Agent in all material respects of its obligations hereunder and to the accuracy of the Placement Agents representations and warranties. In the event that the Company elects to terminate this Agreement, it shall notify the Placement Agent of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section ll hereof.

     l0.  Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section l5 of the Act or Section 20(a) of the Securities Exchange Act of l934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section l0, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Documents or in any document delivered or statement made pursuant to Section 6(f), or (B) in any application or other document or communication (in this Section l0 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Shares under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section l0(b) with respect to the Placement Agent expressly for inclusion in the Documents or in any application, as the case may be; or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

          If any action is brought against the Placement Agent or any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Placement Agent (an "indemnified party"), in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section l0(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties hall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Shares, the Documents, or any application.

          (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section l5 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section l0(a), but only with respect to actual or specific damages resulting directly from (i) statements or omissions, if any, made in the Documents in reliance upon and in conformity with written information furnished to the Company as stated in this Section l0(b) with respect to the Placement Agent expressly for inclusion in the Documents, and (ii) the failure of the Placement Agent to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Shares. Under no circumstances shall the Placement Agent be required to provide indemnity for any special, incidental, or consequential damages resulting from any such statements, omission, or failure to comply. If any action shall be brought against the Company or any other person so indemnified based on the Documents and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section l0(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section l0(a).

          (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section l0(a) or l0(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 4(a) hereof but before deducting expenses) received by the Company, and
(y) the compensation received by the Placement Agent pursuant to Section 4(a) hereof.

          The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section l0(c). In no case shall the Placement Agent be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section l0(c), each person, if any, who controls the Placement Agent within the meaning of Section l5 of the Act or
Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section l5 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section l0(c). Anything in this Section l0(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section l0(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

     11.  Termination.

          (a) The agency created hereby shall remain in effect until (i) the completion of the Offering, or (ii) the earlier termination as herein provided. If no Shares are sold pursuant to the Offering before the expiration of the Offering Period, and the Company has effected no other financing contemplated by paragraph 1 hereof, this Agreement shall be deemed terminated without any action by either party. The Placement Agent may terminate the agency created hereby for any reason upon written notice to the Company. In any case, neither party shall have any liability or continuing obligation to the other except that, regardless of the method of termination, (i) the Company agrees to reimburse the Placement Agent for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in paragraph 7 above and to reimburse the Placement Agent for the full amount of its actual out-of-pocket expenses (which shall include, without limitation, the fees and disbursements of the Placement Agent's counsel, travel and lodging expenses, mailing, printing and reproduction expenses, and any expenses reasonably incurred by the Placement Agent in conducting its due diligence) less amounts previously paid to the Placement Agent in reimbursement for such expenses and the advance against the non-accountable expense allowance delivered upon the execution of this Agreement, and (ii) the Indemnification Provisions in paragraph 12 shall remain in full force and effect; provided further, that in the event the Company terminates this agreement, and within one year from the date of such termination, consummates any financing introduced to, the Company by the Placement Agent, during the term hereof, the Placement Agent shall be entitled to receive 10% of the aggregate amount of such financing.

          (b) All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and, such representations, warranties, covenants, and agreements, including the indemnify and contribution agreements contained in Section l0, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section l0(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Shares. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 7, l0, ll, and l3 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

     l2. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Medcross, Inc., 3227 Bennet Street North, St. Petersburg, Florida 33713,
Attention: President, with a copy to DeMartino Finkelstein Rosen & Virga, 1818 N Street, N.W., Suite 400, Washington, D.C.; or if sent to the Placement Agent, shall be mailed, delivered or telexed or telegraphed and confirmed by letter, to Commonwealth Associates, 722 Third Avenue, New York, New York 10017 Attention:
President, with a copy to Goldstein & DiGioia LLP, 369 Lexington Avenue, New
York, New York 10017.   All notices hereunder shall be effective upon receipt by
the party to which it is addressed.

     l3. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section l0 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Shares), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

     l4. Construction. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

     l5. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              MEDCROSS, INC.


                              By ________________________________
                                 Name:
                                 Title:

Accepted as of the date first above written.
New York, New York

COMMONWEALTH ASSOCIATES


By:______________________________
     Name:
     Title:

By:______________________________
     Name:
     Title:

August 30, 1996

Medcross Inc.
3227 Bennet Street North
St. Petersburg Florida 33713


          Re:  Private Placement of
               Class C Preferred Stock
               -----------------------

Sir/Madam:

     Reference is made to that certain Sales Agency Agreement dated as of July 1, 1996 ("Sales Agency Agreement") between Medcross, Inc. (the "Company") and Commonwealth Associates regarding the Company's private placement offering of up to $14,400,000 of Class C Convertible Cumulative Redeemable Preferred Stock ("Class C Stock") through Commonwealth Associates as Placement Agent. All terms not otherwise defined herein shall have the meanings ascribed to them in the Sales Agency Agreement.

     This letter, when countersigned by the parties, shall confirm our agreement to:

     1.   Extend the Offering Period to Friday September 6, 1996; and

     2. Amend the Offering to provide that the maximum offering amount shall be increased by $717,000 upon such terms as shall be agreed upon.

     Please indicate your acceptance of the terms of this Letter by executing below and returning a copy of this Letter to our office.


                                    Very Truly Yours

                                    Commonwealth Associates


                                    By:__________________________

Accepted and Agreed:

Medcross Inc.


By:____________________________
     Name:
     Title:

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